EXHIBIT 10.1

AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT

This Amendment Number Four to Credit Agreement (“Amendment”) is entered into as of March 1, 2009, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), on the one hand, and TELTRONICS, INC., a Delaware corporation (“Borrower”), on the other hand, with reference to the following facts:

A.    Borrower, Agent, and Lenders have previously entered into that certain Credit Agreement, dated as of May 31, 2007 (as amended and modified, from time to time, the “Agreement”).

B.    Borrower has requested that Agent and Lenders make certain amendments to the Agreement as provided for and on the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and supplement the Agreement as follows:

1.    DEFINITIONS.  All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2.    AMENDMENT.  The definition of “Eligible Accounts” set forth in Schedule 1.1 to the Agreement is hereby amended by deleting subparagraph (a) therefrom in its entirety and replacing it with the following:

(a)            Accounts that the Account Debtor has failed to pay within 90 days (120 days if the Account Debtor is either the New York City Board of Education or the New York City Department of Corrections, or their respective Affiliates) of original invoice date or Accounts with selling terms of more than 60 days; provided, however, that notwithstanding the foregoing, (i) solely during the period commencing on March 1, 2009 and ending on April 15, 2009, up to $1,000,000 of Accounts owed by the New York City Board of Education and the New York City Department of Corrections, and their respective Affiliates, and (ii) on and after April 16, 2009, up to $300,000 of Accounts owed by the New York City Board of Education and the New York City Department of Corrections, and their respective Affiliates, not otherwise fulfilling the terms in this subparagraph (a) shall be considered Eligible Accounts so long as such Accounts (x) have selling terms of 60 days or less, (y) are no older than 180 days from their invoice date, and (z) meet all other eligibility criteria set forth in this definition,

3.    INTENTIONALLY OMITTED.

4.    INTENTIONALLY OMITTED.

5.    REPRESENTATIONS AND WARRANTIES.  Borrower hereby affirms to Agent and Lenders that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

6.    NO DEFAULTS.  Borrower hereby affirms to Agent and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

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7.    CONDITIONS PRECEDENT.  The effectiveness of this Amendment is hereby conditioned upon receipt by Agent of a fully executed copy of this Amendment from each party hereto, in form and substance satisfactory to Agent.

8.    REAFFIRMATION.  Borrower hereby acknowledges and reaffirms (i) all of its obligations and duties under the Loan Documents, and (ii) that the Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral as provided in Section 5.2(d) of the Security Agreement.

9.    COSTS AND EXPENSES.  Borrower shall pay to Agent and Lenders all of Agent’s and Lenders’ out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

10.    LIMITED EFFECT.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

11.    GENERAL RELEASE.  IN CONSIDERATION OF AGENT AND LENDERS AGREEING TO ENTER INTO THIS AMENDMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, BORROWER HEREBY RELEASES AND DISCHARGES AGENT AND LENDERS, THEIR AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, AND ASSIGNS, FROM ANY AND ALL CLAIMS, LIABILITIES, RIGHTS AND OBLIGATIONS, OF ANY NATURE WHATSOEVER, WHETHER SOUNDING IN TORT OR CONTRACT, ARISING PRIOR TO THE DATE HEREOF RELATING TO THE OBLIGATIONS, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS RELEASE SHALL BE EFFECTIVE NOTWITHSTANDING, AND BORROWER HEREBY WAIVES ANY AND ALL RIGHTS ARISING UNDER OR WITH RESPECT TO, CALIFORNIA CIVIL CODE SECTION 1542 (OR ANY NEW YORK LAW EQUIVALENT) WHICH PROVIDES:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

12.    COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.  This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

TELTRONICS, INC., a Delaware corporation

By:	/s/ Angela L. Marvin
Name:	Angela L. Marvin
Title:	CFO

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and Lender

By:	/s/ Tiffany Ormon
Name:	Tiffany Ormon
Title:	Vice President

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Amendment Number Four